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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 21, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         000-31149                 95-4040623
(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


        6053 West Century Boulevard, 11th Floor
                Los Angeles, California                        90045-6438
        (Address of principal executive offices)               (Zip Code)


                                 (310) 342-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

         On February 21, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company will be presenting at the Raymond James Institutional Conference in Orlando, Florida on March 5, 2007 and the Bank of America Consumer Conference in New York, New York on March 13, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.


Exhibit 99.1    Press release, dated February 21, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 21, 2007                       California Pizza Kitchen, Inc.
                                        a Delaware corporation


                                        By: /s/ Richard L. Rosenfield
                                           -------------------------------------
                                           Co-Chairman of the Board, Co-Chief
                                           Executive Officer, and Co-President


                                        By: /s/ Larry S. Flax
                                           -------------------------------------
                                           Co-Chairman of the Board, Co-Chief
                                           Executive Officer, and Co-President

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EXHIBIT INDEX

Exhibit No.             Description
-----------             --------------------------------------------------

99.1                    Press release, dated February 21, 2007.